UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 4, 2006


                          MONTGOMERY REALTY GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                         000-30724             88-0377199
-------------------------------           ------------       -------------------
(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)

        400 Oyster Point Blvd., Suite 415
         South San Francisco, California                      94080
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)

                                 (650) 266-8080
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On August 4, 2006, Montgomery Realty Group, Inc., entered into a Purchase and Sale Agreement to sell its Ashdale Garden Apartments in Austin, Texas, for a sale price of $2,150,000 to The Vincenti Family Trust, an otherwise unaffiliated third party. Montgomery acquired the Ashdale Garden Apartments in June 2005 for $1,950,000.

         Under the Purchase and Sale Agreement, the sale is to be closed on or before August 31, 2006. Montgomery's management intends to structure the transaction as a tax-free exchange so as to minimize or eliminate any federal income tax consequences from the transaction.

         Montgomery intends to pay to Diversified Investment & Management Corporation, which is wholly owned by Montgomery's principal shareholder, Mr. Dinesh Maniar, a brokerage commission of 3% of the sale price, or $64,500.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

    Exhibit
    Number                    Title of Document                      Location
---------------  --------------------------------------------------  -----------

   Item 10.      Material Contracts
---------------  --------------------------------------------------  -----------
    10.24        Purchase and Sale Agreement between Montgomery      This filing
                 Realty Group, Inc. and The Vincenti Family Trust, dated August 4, 2006


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MONTGOMERY REALTY GROUP, INC.



Date:  August 7, 2006                          By: /s/ James T. Graeb
                                                  ------------------------------
                                                  James T. Graeb
                                                  General Counsel

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